SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2007 (November 21, 2007)

PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 21, 2007, Par Pharmaceutical Companies, Inc. (the “Company”) issued a press release announcing its financial results for the first and second quarters of 2007 and the filing of quarterly reports on Form 10-Q for the first quarter and second quarters of 2007. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to file its Quarterly Report for the third quarter of 2007 at the earliest practicable date.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The Company’s common stock is listed and traded on the New York Stock Exchange (the “NYSE”). As such, the Company is subject to the listing standards of the NYSE. The Securities and Exchange Commission has approved amendments to those listing standards that require all companies listed on that exchange to participate in the Direct Registration System (a “DRS”) administered by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended, by January 1, 2008. A DRS permits the Company’s stock to be recorded and maintained on the books of the Company or the Company’s transfer agent without the issuance of a physical stock certificate.

On November 20, 2007, the Board of Directors of the Company approved amendments to Article VI of the Company’s By-Laws (the “By-Laws”) to permit the Board to provide by resolution that some or all of its shares of Company stock may be uncertificated.

The description of the amendment to the By-Laws contained herein is qualified in its entirety by reference to Article VI of the Company’s By-Laws, as amended, which are attached as Exhibit 3.01 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

3.01	By-Laws of the Company, as amended November 20, 2007

99.1	Press release dated November 21, 2007

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of: November 21, 2007

PAR PHARMACEUTICAL COMPANIES, INC.
(Registrant)

/s/ Thomas J. Haughey
Thomas J. Haughey, Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.01	By-Laws of the Company, as amended November 20, 2007

99.1	Press release dated November 21, 2007